                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant  _X_
Filed by a Party other than the Registrant
Check the appropriate box:
_X_ Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
___ Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                           MACC PRIVATE EQUITIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant

Payment of Filing Fee (Check the appropriate box)
_X_ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A
___ $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1)   Title of each class of securities to which transaction applies:

         ______________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:

         ______________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ______________________________________________________________________

    4)   Proposed maximum aggregate value of transaction:

         ______________________________________________________________________

    5)   Total fee paid:

         ______________________________________________________________________

___ Fee paid previously with preliminary materials
___ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid: ______________________________________________
    2)   Form, Schedule or Registration Statement No.: ________________________

    3)   Filing Party: ________________________________________________________
    4)   Date Filed: __________________________________________________________

                           MACC PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401


                                                                 January 8, 1996


To the Shareholders of MACC Private Equities Inc:

    The Annual Meeting of Shareholders of our Corporation will be held on Tuesday, February 27, 1996, at 10:00 a.m. at the Second Floor Ballroom of the Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa.

    A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the fiscal year ended September 30, 1995, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. If you attend the Annual Meeting in February, you retain the right to vote in person even though you previously mailed the enclosed Proxy.

    It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                              Very truly yours,

                              Paul M. Bass, Jr.
                              Chairman of the Board

                           MACC PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 1996


To the Shareholders of MACC Private Equities Inc:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 27, 1996, at 10:00 a.m., central time, at the Second Floor Ballroom of the Five Seasons Hotel, 250 First Avenue N.E., in Cedar Rapids, Iowa, for the following purposes:

    1. To elect three directors to serve until the 1999 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

    2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors;

    3. To approve the policy and practice of the Corporation of issuing shares of Common Stock of the Corporation at less than net asset value per share; and

    4. To transact such other business as may properly come before the meeting and any adjournment thereof.

    Only holders of Common Stock of the Corporation of record at the close of business on December 29, 1995, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                By Order of the Board of Directors
                                DAVID R. SCHRODER
                                Secretary

Cedar Rapids, Iowa
January 8, 1996


    Your officers and directors desire that all shareholders be present or represented at the Annual Meeting. Even if you plan to attend in person, please date, sign and return the enclosed proxy in the enclosed postage-prepaid envelope at your earliest convenience so that your shares may be voted. If you do attend the meeting in February, you retain the right to vote even though you mailed the enclosed proxy. The proxy must be signed by each registered holder exactly as the stock is registered.

                           MACC PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401


                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 1996


    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 27, 1996, or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about January 8, 1996.


                            PURPOSES OF THE MEETING

    The Annual Meeting of the Shareholders is to be held for the purposes of
(1) electing three persons to serve as directors of the Corporation until the 1999 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) ratifying the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors (see RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS); (3) approving the policy and practice of the Corporation of issuing shares of Common Stock of the Corporation at a price less than net asset value per share (see ISSUANCE OF COMMON STOCK); and (4) transacting such other business as may properly come before the meeting or any adjournment thereof.

    To be elected a director, each nominee must receive the favorable vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG Peat Marwick as independent auditors for the Corporation for the year ending September 30, 1996, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to approve the policy and practice of the Corporation of issuing shares of Common Stock at a price less than net asset value per share, the proposal must receive the favorable vote of: (1) a majority of the outstanding shares of Common Stock entitled to vote at the meeting; and (2) a majority of the outstanding shares of Common Stock entitled to vote at the meeting which are not held by affiliated persons of the Corporation.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS, AND FOR THE APPROVAL OF THE POLICY AND PRACTICE OF THE CORPORATION OF ISSUING SHARES OF COMMON STOCK OF THE CORPORATION AT LESS THAN NET ASSET VALUE PER SHARE.


                             VOTING AT THE MEETING

    The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on December 29, 1995, at which time the Corporation had outstanding and entitled to vote at the meeting 996,539 shares of Common Stock.

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in his name at the close of business on the record date.

    Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as directors of the persons named under ELECTION OF DIRECTORS, FOR the ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors and FOR the approval of the policy and practice of the Corporation of issuing shares of Common Stock of the Corporation at less than net asset value per share. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of November 30, 1995, there were 996,539 shares outstanding. No person is known by the Corporation to own beneficially more than 5% of its shares. As of that date, the

Corporation's Officers and Directors as a group, seven in number, beneficially owned 52,837 shares of the Corporation's stock, representing approximately 5.3% of outstanding shares.


                             ELECTION OF DIRECTORS

    The Corporation's Bylaws provide for a Board of Directors composed of seven Directors, divided into three classes. Directors are elected to serve three-year terms. Three directors are proposed to be elected at the meeting to serve until the 1999 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as directors of the Corporation to serve until the 1999 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the Annual Meeting. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

NOMINEES FOR DIRECTOR

    The names of the nominees, along with certain information concerning them, are set forth below.

PAUL M. BASS, JR.

    Mr. Bass, age 60, has been a director of the Corporation and of the Corporation's wholly-owned subsidiary, MorAmerica Capital Corporation ("MorAmerica Capital"), since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass specializes in corporate finance, investment management and public finance. Mr. Bass is also presently a Director and Chairman of the Audit Committee of First Nationwide Bank F.S.B., Keystone Consolidated Industries (also Chairman of the Audit Committee), Source Services, Inc., and Chairman of the Board of Richman Gordman 1/2 Price Stores, Inc. Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

DAVID R. SCHRODER

    Mr. Schroder, age 52, has been President, Secretary and a Director of the Corporation since 1994. Since 1985, Mr. Schroder has been a principal of InvestAmerica Venture Group, Inc. ("Venture Group") and is presently President and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to North Dakota Small Business Investment Company ("NDSBIC"), A North Dakota Limited Partnership. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Schroder is President and a Director of the investment advisor to the Corporation and to MorAmerica Capital, InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"). As a representative of the Investment Advisor and Venture Group, Mr. Schroder also serves on the boards of directors of several of the Corporation's portfolio companies.

ROBERT A. COMEY

    Mr. Comey, age 49, has served as Vice President, Treasurer and a Director of the Corporation since 1994. Mr. Comey was named Executive Vice President of the Company in 1995. Since 1986, Mr. Comey has been a principal of Venture Group and is presently Executive Vice President, Treasurer and a Director.
From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Comey is also Executive Vice President, Treasurer and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to NDSBIC. Mr. Comey is also Executive Vice President, Treasurer, and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Comey is a Director, Executive Vice President, Treasurer, and Assistant Secretary of the Investment Advisor. As a representative of the Investment Advisor and Venture Group, Mr. Comey also serves on the boards of directors of several of the Corporation's portfolio companies.

    The following table sets forth the name of each nominee for election to the Board of Directors of the Corporation and the amount and percentage of Common Stock of the Corporation beneficially owned (as that term is defined in the rules and regulations of the Securities and Exchange Commission) by each nominee as of November 30, 1995.

                                  SHARES OWNED          PERCENT
      NAME OF NOMINEE             BENEFICIALLY*         OF CLASS
      ---------------             -------------         --------

Paul M. Bass, Jr.                   10,980               1.1%

David R. Schroder (1)               15,623               1.6%

Robert A. Comey (1)                 14,954               1.5%




* Each of the persons named in the above table has sole voting and investment power with respect to the shares indicated to be beneficially owned.

    (1) As principals, officers and directors of the Investment Advisor, Messrs. Schroder and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

Other Directors

    The names of the other Directors of the Corporation, whose terms of office extend beyond the 1996 Shareholders Meeting, along with certain information concerning them, are set forth below.

HENRY T. MADDEN

    Mr. Madden, age 66, has been a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I. In 1986, Mr. Madden organized the Institute for
Entrepreneurial Management in the University of Iowa College of Business Administration. As Director of the Institute, Mr. Madden advises potential and new entrepreneurs and teaches courses on entrepreneurship in the M.B.A. program.

JOHN D. WOLFE

    Mr. Wolfe, age 69, had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Mr. Wolfe retired from most positions several years ago, but remains a director of MorAmerica Capital. Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

MICHAEL W. DUNN

    Mr. Dunn, age 46, has been C.E.O. since 1980 and President since 1983 of Farmers & Merchants Savings Bank of Manchester, Iowa. Mr. Dunn is also presently a member of the boards of Security Savings Bank of Eagle Grove, Iowa, and F&M Shares Corp. and Dunn Shares, Inc., both bank holding companies.

JAMES L. MILLER

    Mr. Miller, age 54, was employed by Armstrong's, Inc. department stores from 1967 until 1992. His capacities included serving as a member of the Board of Directors and Executive Committee and as Vice President and C.F.O., Treasurer and Controller. Armstrong's, founded in 1890, operated two retail department stores and filed for protection under Chapter 11 of the Bankruptcy Code in November, 1990. A liquidating plan of reorganization was confirmed in March, 1991, and its stores were closed and assets liquidated. In 1992 and 1993, Mr. Miller was custom sales manager for Custom Audio/Video, Hiawatha, Iowa. Mr. Miller is currently developing a new business for Communications Plus, as associate dealer for AT&T products and services, and developing business for Excel Mortgage, Inc., a mortgage broker located in Iowa City, Iowa.

    MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Corporation has established an Audit Committee, a Nominating Committee and an Investment Committee to assist the Board in carrying out its duties. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct.

    The Nominating Committee recommends to the Board of Directors nominations for Director of the Corporation. The Nominating Committee presently has no established procedures for considering shareholders' recommendations for Director nominees, but shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING."

    The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policy regarding investments made in participation with other funds managed by the Investment Advisor.

    The present members of the Corporation's Audit Committee include Michael W. Dunn, James L. Miller and John D. Wolfe. Henry T. Madden, James L. Miller, and David R. Schroder and Robert A. Comey (as alternate members with a single vote on any issue) are presently members of the Investment Committee. The Nominating Committee presently consists of Henry T. Madden, John D. Wolfe and James L. Miller. During the fiscal year of the Corporation ended September 30, 1995, six meetings of the Board of Directors were held. In addition, four meetings of the Audit Committee, one meeting of the Nominating Committee and no meetings of the Investment Committee were held. Each of the directors attended all of the meetings of the Board of Directors and all of the meetings held by the committees of the Board on which that director served.

PERFORMANCE GRAPH

    Set forth below is a line graph comparing the value of $100 invested on March 2, 1995 (the day on which the Common Stock began trading on the NASDAQ SmallCap Market) in shares of the Common Stock (based on the closing market bid price of the Common Stock) with the cumulative total return of $100 invested on the same date in the NASDAQ Stock Market Index (U.S. companies) and the NASDAQ Financial Stocks Total Return Index.


                             [PERFORMANCE CHART]


            3/2/95  3/31/95 4/28/95 5/31/95 6/30/95 7/31/95 8/31/95 9/29/95
[S]         [C]     [C]     [C]     [C]     [C]     [C]     [C]     [C]
NASDAQ      100.00  102.94  106.24  109.02  117.68  126.17  128.76  131.60
Financial   100.00  101.15  102.93  106.21  109.53  114.81  120.70  124.79
MACC        100.00  153.85  161.54  169.23  200.00  203.85  207.69  226.92

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    COMPENSATION OF DIRECTORS

    Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with the Investment Advisor, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of the Investment Advisor receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. All other Directors of the Corporation, other than the Chairman of the Board, receive $8,000 per year plus $400 per Board of Directors meeting attended and $250 per committee meeting attended, all as total compensation for serving on the Boards of Directors of both the Corporation and MorAmerica Capital. The Corporation's Chairman of the Board receives $2,000 per month plus $400 per Board of Directors meeting attended and $250 per committee meeting attended, all as total compensation for serving as the Chairman of the Board of Directors of the Corporation and MorAmerica Capital. In addition, the Corporation reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis.

    SUMMARY COMPENSATION TABLE

    The following table sets forth certain details of compensation paid to Directors during fiscal year 1995, which includes compensation for serving on the Boards of Directors of the Corporation, MorAmerica Capital and other wholly owned subsidiaries of the Corporation.

        Name and                 Aggregate Compensation
        Position                   From Corporation(1)
        --------                 ----------------------

    Paul M. Bass, Jr.,                 $ 21,600
     Chairman of the Board

    David R. Schroder,                    -0-
     Director, President and
     Secretary

    Robert A. Comey,                      -0-
     Director, Executive
     Vice President and
     Treasurer

    Henry T. Madden,                     6,400
     Director

    John D. Wolfe,                       7,650(2)
     Director

    Michael W. Dunn,                     7,650
     Director

    James L. Miller,                     7,650
     Director


    (1) Consists only of directors' fees and does not include reimbursed expenses.

    (2) Of the $7,650 earned by Mr. Wolfe in fiscal year 1995, $7,400 was paid by the Corporation during fiscal year 1995. The remaining $250 was deferred at the election of Mr. Wolfe and will be paid without interest during fiscal year 1996.

    COMPENSATION OF EXECUTIVE OFFICERS

    The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by the Investment Advisor, which pays all of their cash compensation.

SECTION 16(A) REPORTING COMPLIANCE

    Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all such persons have been properly filed with the Securities and Exchange Commission.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS."


       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    A majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940) voted in favor of the appointment of KPMG Peat Marwick LLP to serve as the Corporation's independent auditors for the fiscal year ended September 30, 1995.

    As recommended by the Audit Committee of the Corporation's Board of Directors, the Board of Directors also appointed the firm of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending September 30, 1996, subject to approval by the shareholders. If the Stockholders ratify the selection of KPMG Peat Marwick LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

    In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 1996, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 1996.


                            ISSUANCE OF COMMON STOCK

    To date, the Corporation has relied upon several sources to fund its investment activities, including the Corporation's U.S. treasury bills, cash and cash equivalents, and the Small Business Investment Company ("SBIC") capital program operated by the Small Business Administration (the "SBA"). In response to recent federal budget reduction proposals, the availability of capital through the SBIC capital program is being debated. Both the SBA and the SBIC trade association have put forth plans to support continued SBIC capital availability. Although the Corporation does not presently need additional capital to fund its current investment activities, any possible future SBIC industry capital shortfalls would have to be sought from private or public funding sources.

    One such funding source would be the issuance of some or all of the 1,003,461 shares of authorized but unissued Common Stock of the Corporation.
If the Corporation were to issue such shares, the shares would be offered at a price approximately equal to the then-prevailing market price for the Corporation's Common Stock. Since the Corporation's Common Stock began trading on The NASDAQ SmallCap Market in February, 1995, it has consistently traded at a discount from net asset value per share. Accordingly, if the Corporation were to issue additional shares of Common Stock to fund investment activities at any time during the next year, such shares would be sold at a price less than net asset value per share if the prevailing market price for the Common Stock were less than net asset value per share.

    The Corporation has elected treatment as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Act"). Pursuant to Section 63 of the Act, a BDC may not issue shares of common stock at less than net asset value per share unless such issuance has been approved by the holders of a majority of the BDC's outstanding voting securities and by a majority of such holders who are not affiliated persons of the BDC. In addition, a majority of the directors of the BDC who are not interested persons of the BDC must first determine that any such issuance would be in the best interests of the Corporation and its shareholders, and in consultation with the underwriter, that the offering price would be not less than a price which closely approximates market price.

    Such shares may be issued pursuant to a secondary public offering by the Corporation, which may involve significant delay and expense. Alternatively, the shares may be privately placed with one or more accredited investors, as that term is defined under federal securities laws, or institutional investors, including, without limitation, banks, insurance companies, pension funds and mutual funds.

    Before voting on this proposal or giving proxies with regard to this matter, shareholders should consider the potentially dilutive effect of the issuance of shares of the Corporation's Common Stock at less than net asset value per share on net asset value per outstanding share of Common Stock, and that such dilutive effect may result in a decrease in the market price of the Corporation's common stock. Shareholders should also consider that holders of the Corporation's Common Stock have no subscription, preferential or preemptive rights to additional shares of the Common Stock, and thus any future issuance of shares may tend to dilute shareholders' holdings of the Common Stock as a percentage of shares outstanding.

    The issuance of the additional shares of Common Stock may have an indirect effect on the gross amount of management fees paid by the Corporation to the Investment Advisor and on the amount of total expenses as a percentage of net assets. The Corporation's and MorAmerica Capital's Investment Advisory Agreements with the Investment Advisor provide for a management fee payable to the Investment Advisor as compensation for managing the investment portfolios of the Corporation and MorAmerica Capital. With regard to the Corporation, the management fee is computed as a percentage of assets under management. The proceeds payable to the Corporation from the issuance of the additional shares of Common Stock would increase assets under management, as would any other form of capital-raising transaction, and would cause a corresponding increase in the gross amount of management fees paid to the Investment Advisor, but would not increase or decrease the management fee as a percentage of assets under management. The proceeds payable to the Corporation from the issuance of the additional shares of Common Stock may also tend to decrease the Corporation's total expenses as a percentage of net assets.

    If shareholders approve this proposal, then until the 1997 Annual Meeting, no further shareholder approval would be solicited by the Corporation with regard to the issuance of the additional shares of Common Stock. The Corporation presently anticipates annually soliciting shareholders with regard to the policy and practice of issuing shares of Common Stock at a price less than net asset value per share in order to provide the Corporation with this flexibility.

    In the absence of shareholder approval of this proposal, the Corporation may not have the flexibility to fund its investment activities through the issuance of additional shares of Common Stock. If shareholders approve this proposal, the Corporation will not engage in any such issuance unless the required majority of the Corporation's disinterested Directors first determines that such issuance is in the best interests of the Corporation and its shareholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL APPROVING THE POLICY AND PRACTICE OF THE CORPORATION ISSUING SHARES OF COMMON STOCK FOR A PRICE LESS THAN NET ASSET VALUE PER SHARE.


                                 OTHER BUSINESS

    The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.


          SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 1997 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than September 8, 1996.

    In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days prior to the first anniversary of the preceding year's annual meeting.

Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.


                      EXPENSES OF SOLICITATION OF PROXIES

    In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation may employ Chemical Mellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $3,500 plus $4.50 per shareholder solicited. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.


                                 ANNUAL REPORT

    The Annual Report to Shareholders covering the fiscal year ended September 30, 1995, accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

    A copy of the fiscal year 1995 Form 10-K report to the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to David R. Schroder, Secretary, MACC Private Equities Inc., 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401. Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Corporation on December 29, 1995. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

    Please date, sign and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                              By Order of the Board of Directors
                                       DAVID R. SCHRODER
                                            Secretary

Cedar Rapids, Iowa
January 8, 1996

                          MACC PRIVATE EQUITIES INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                              FEBRUARY 27, 1996

     The undersigned hereby appoints Paul M. Bass, Jr., David R. Schroder and James L. Miller and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Company") held of record by the undersigned on December 29, 1995, at the Annual Meeting of Stockholders of the Company to be held on February 27, 1996 and any adjournment(s) thereof.

This proxy when properly executed will be voted as directed by the undersigned stockholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for items 2, 3 and 4.


                                   (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)



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

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(CONTINUED FROM REVERSE SIDE)                                                           I plan to attend
PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE / /                                               the meeting
                                                                                               / /

1. To elect three directors to serve until the 1999 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

    FOR        WITHHOLD       NOMINEES: Paul M. Bass, Jr., David R. Schroder, and Robert A. Comey
    all      authority for
  Nominees   all Nominees     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)
    / /          / /
                               __________________________________________________________________________________________

2. To ratify the appointment    3. To approve for a one year period the policy    4. To transact such other business as
   of KPMG Peat Marwick LLP        and practice of the Corporation of issuing        may properly come before the meeting
   as independent auditors         shares of Common Stock of the Corporation         and any adjournment thereof.
   for fiscal year 1996.           at less than net asset value per share.

   FOR   AGAINST   ABSTAIN                 FOR   AGAINST   ABSTAIN
   / /     / /       / /                   / /     / /       / /

                                                               _____________________________________________________
                                                               Signature                              Date

                                                               _____________________________________________________
                                                               Signature                              Date

                                                               Please sign your name exactly as it appears hereon.
                                                               If signing for estates, trusts, corporations or
                                                               partnerships, title or capactiy should be stated.
                                                               If shares are held jointly, each holder should sign.
      -------------------------------------------
      PLEASE MARK INSIDE BLUE BOXES SO THAT DATA               PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE
      PROCESSING EQUIPMENT WILL RECORD YOUR VOTES                               ENCLOSED ENVELOPE.
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